UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2008

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                 File No. 1-8989                 13-3286161
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)

               383 Madison Avenue, New York, New York    10179
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              (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code:    (212) 272-2000
                                                           ---------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

On March 16, 2008, The Bear Stearns Companies Inc. (the "Company") entered into an Agreement and Plan of Merger with JPMorgan Chase & Co. ("JPMorgan Chase"), and on March 24, 2008, the Company and JPMorgan Chase entered into an amendment to the Agreement and Plan of Merger (as amended, the "Merger Agreement"). Pursuant to the Merger Agreement, on May 30, 2008, a wholly-owned subsidiary of JPMorgan Chase ("Merger Sub") merged with and into the Company, with the Company continuing as the surviving corporation (the "Surviving Corporation") and a subsidiary of JPMorgan Chase (the "Merger").

In connection with the consummation of the Merger, the Company requested that the NYSE Euronext, Inc. (the "NYSE") file with the Securities and Exchange Commission an application on Form 25 to (1) remove the Company's common stock, par value $1.00 per share (the "Common Stock"), from listing on the NYSE and (2) withdraw the registration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. In connection with the completion of the Merger, trading of the Common Stock on the NYSE ceased before the opening of trading on June 2, 2008.

Item 5.01 Changes in Control of Registrant.

In connection with the consummation of the Merger, each outstanding share of Common Stock, except for specified shares of Common Stock held by the Company and JPMorgan Chase, was converted into the right to receive 0.21753 of a share of JPMorgan Chase common stock, and JPMorgan Chase became the owner of 100% of the Company's voting securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon the consummation of the Merger, James E. Cayne, Henry S. Bienen, Carl D. Glickman, Michael Goldstein, Alan C. Greenberg, Donald J. Harrington, Frank
T. Nickell, Paul A. Novelly, Frederic V. Salerno, Alan D. Schwartz, Vincent Tese and Wesley S. Williams, Jr. ceased to be directors of the Company. The board of directors of the Company immediately following the Merger consists of Michael Cavanagh, Paul Compton and David Brigstocke.

Also upon the consummation of the Merger, Alan D. Schwartz (President and Chief Executive Officer), Jeffrey M. Farber (Senior Vice President-Finance, Controller and Assistant Secretary), Alan C. Greenberg (Chairman of the Executive Committee), Jeffrey Mayer (Executive Vice President), Samuel L. Molinaro, Jr. (Executive Vice President, Chief Financial Officer and Chief Operating Officer), Michael S. Solender (General Counsel), Robert N.M. Upton (Treasurer), Kenneth L. Edlow (Secretary and Ethics Compliance Officer), John
R. Finnegan (Assistant Vice President), Salvatore V. Di Maggio (Assistant Treasurer), Arlene Semaya (Chief Anti-Money Laundering Compliance Officer), Tracy Whille (Head of Global Compliance), Walter M. Steppacher (Assistant Controller) and Robert Janukowicz (Tax Director) ceased to be officers of the Company.

The officers of the Company immediately following the completion of the Merger are Michael Cavanagh (President), Paul Compton (Vice President), David Brigstocke (Vice President), Lisa Fitzgerald (Vice President and Treasurer), Neila Radin (Vice President), Anthony Horan (Vice President and Secretary), Jeffrey Lipman (Assistant Secretary), Colleen Meade (Assistant Secretary), Christine Bannerman (Assistant Secretary), Peter Smith (Assistant Treasurer), John Hyland (Assistant Treasurer) and John Stacconi (Assistant Treasurer).

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On May 28, 2008, the Company filed a Certificate of Correction (the "Certificate of Correction") with the Secretary of State of the State of Delaware correcting the inadvertent omission of a reference to six Certificates of Designations in the Company's Restated Certificate of Incorporation filed on May 18, 1998. The Certificate of Correction is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

At the effective time of the Merger (the "Effective Time"), the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the Bylaws of the Surviving Corporation (the "Amended Bylaws"). The Amended Bylaws are attached as Exhibit 3.2 hereto and are incorporated by reference herein.

Item 8.01 Certain Events

On May 31, 2008, JPMorgan Chase issued a press release announcing the completion of the Merger, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.       Description
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   3.1            Certificate of Correction of the Company.
   3.2            Bylaws of the Surviving Corporation as of the Effective Time.
   99.1           Press release of JPMorgan Chase, dated May 31, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE BEAR STEARNS COMPANIES INC.

                                    By: /s/ Anthony J. Horan
                                        ---------------------------------------
                                        Anthony J. Horan
                                        Secretary

Dated: June 2, 2008

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

                                  -------------

Exhibit No.       Description
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   3.1            Certificate of Correction of the Company.
   3.2            Bylaws of the Surviving Corporation as of the Effective Time.
   99.1           Press release of JPMorgan Chase, dated May 31, 2008.